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Exhibit 10.3

AMENDMENT NO. 1 TO
ISIS PHARMACEUTICALS, INC.
10B5-1 TRADING PLAN

        This Amendment No. 1 to 10b5-1 Trading Plan (the "Amendment"), is effective as of June 7, 2002 ("Effective Date") between ISIS PHARMACEUTICALS,  INC., a Delaware corporation ("Isis"), and GOLDEN TRIANGLE SECURITIES LLC ("Broker").

A.
WHEREAS, Isis and Broker entered into that certain 10b5-1 Trading Plan dated February 22, 2002 (the "Original Agreement"); and

B.
WHEREAS, Isis and Broker wish to amend the Original Agreement to limit Broker's ability to exercise and hold stock options.

        NOW THEREFORE, in consideration of the mutual promises contained in this Amendment, Isis and Broker agree to amend the Original Agreement as follows:

  All capitalized terms not otherwise defined herein, will have the meanings ascribed to them in the Original Agreement.

ARTICLE 1. AMENDMENT

        1.1    Addition of Section 4(l).    The Original Agreement is hereby amended to include the following language as Section 4(l) thereto:

    "(l)  Unless a Seller's Sellers Plan explicitly instructs Broker to do otherwise, if Broker exercises an option because such Option was about to expire, Broker must sell the shares of Stock issued upon the exercise of such Option within 5 Trading Days of exercise at the then prevailing market price for the Stock, regardless of the Minimum Sales Prices set forth in the applicable Sellers Plan."

ARTICLE 2. GENERAL PROVISIONS

        2.1    Original Agreement.    Except as specifically provided in this Amendment, all other terms and conditions of the Original Agreement will remain in full force and effect.

        2.2    Entire Agreement.    This Amendment, the Original Agreement and the Sellers Plans contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings among the parties with respect thereto.

        2.3    Other General Provisions.    Section 6 of the Original Agreement, will apply to this Amendment.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above:

ISIS PHARMACEUTICALS, INC.
/s/ B. LYNNE PARSHALL B. Lynne Parshall Executive Vice President
GOLDEN TRIANGLE SECURITIES LLC
/s/ STEVEN HOLBER Steven Holber President

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  Exhibit 10.3
AMENDMENT NO. 1 TO ISIS PHARMACEUTICALS, INC. 10B5-1 TRADING PLAN